As filed with the Securities and Exchange Commission on March 8, 2001
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                                                                  File No. 333 -

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               eXcelon Corporation
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               (Exact name of issuer as specified in its charter)

        Delaware                                                 02-0424252
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

25 Mall Road, Burlington, Massachusetts                             01803
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

                       1997 NONQUALIFIED STOCK OPTION PLAN
                    ----------------------------------------
                            (Full title of the plan)

                                Robert N. Goldman
                      Chairman and Chief Executive Officer
                               eXcelon Corporation
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                 (781) 674-5000
          ------------------------------------------------------------
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                 WITH COPIES TO:

Brian Greene, Esq.                               John D. Patterson, Jr., Esquire
Vice President and General Counsel               Robert W. Sweet, Jr., Esquire
eXcelon Corporation                              Foley, Hoag & Eliot LLP
25 Mall Road                                     One Post Office Square
Burlington, MA 01803                             Boston, Massachusetts 02109
(781) 674-5000                                   (617) 832-1000

                         CALCULATION OF REGISTRATION FEE

                                                       Proposed
Title of                                Proposed       Maximum
Securities               Amount          Maximum       Aggregate    Amount of
to be                    to be        Offering Price   Offering     Registration
Registered            Registered(1)     Per Share      Price        Fee(2)
----------            -------------   --------------   ----------   ------------
1997 Nonqualified Stock Option Plan
-----------------------------------

Common Stock               58,000      $7.031 (3)      $407,798       $101.95
(par value $0.001)         shares

Common Stock               47,000      $15.00 (3)      $705,000       $176.25
(par value $0.001)         shares

Common Stock               352,750     $10.063 (3)     $3,549,723     $887.43
(par value $0.001)         shares

Common Stock               88,500      $7.00 (3)       $619,500       $154.88
(par value $0.001)         shares

Common Stock               36,500      $3.563 (3)      $130,050       $32.51
(par value $0.001)         shares

Common Stock               363,500     $2.375 (3)      $863,313       $215.83
(par value $0.001)         shares

Common Stock               900,165     $3.063 (3)      $2,757,205     $689.30
(par value $0.001)         shares

Common Stock               153,585     $2.94 (4)       $451,540       $112.89
(par value $0.001)         shares
--------------------------------------------------------------------------------
Totals                    2,000,000                    $9,484,129     $2,371.04

         (1) Includes  1,846,415  shares issuable upon exercise of options under the 1997 Nonqualified  Stock Option Plan that are outstanding on the date hereof
(the  "Outstanding  Options") and an  additional  153,585  shares  issuable upon exercise of options  that are  available  for grant under the 1997  Nonqualified
Stock Option Plan on the date hereof.

         (2)  Pursuant  to a  Registration  Statement  on  Form  S-8  (File  No.
333-31521)  filed by the Registrant on July 17, 1997, the Registrant  registered
1,500,000  shares of Common  Stock  issuable  pursuant to the 1997  Nonqualified
Stock  Option  Plan (the  "1997  Plan");  a filing fee in the amount of $341 was previously  paid  with  respect  to  such  shares.  Pursuant  to a  Registration
Statement  on Form S-8 (File No.  333-66219)  filed on  October  28,  1998,  the
Registrant  registered 1,000,000 shares of Common Stock issuable pursuant to the
1997 Plan; a filing fee in the amount of $1,312 was previously paid with respect to such  shares.  Pursuant  to a  Registration  Statement  on Form S-8 (File No.
333-83645) filed on July 23, 1999, the Registrant registered 1,000,000 shares of
Common Stock  issuable  pursuant to the 1997 Plan; a filing fee in the amount of
$948 was previously paid with respect to such shares. Pursuant to a Registration
Statement  on Form S-8 (File No.  333-93141)  filed on December  20,  1999,  the
Registrant  registered 1,000,000 shares of Common Stock issuable pursuant to the
1997 Plan; a filing fee in the amount of $2,666 was previously paid with respect to such  shares.  Pursuant  to a  Registration  Statement  on Form S-8 (File No.
333-43034) filed on August 4, 2000, the Registrant  registered  1,000,000 shares of Common Stock  issuable  pursuant to the 1997 Plan; a filing fee in the amount of $1,576 was previously paid with respect to such shares. Pursuant to Rule 429,

                                      -2-

the Prospectus  relating to the shares of Common Stock issuable  pursuant to the
1997 Plan  registered  pursuant  to this  Registration  Statement  is a combined
Prospectus that relates also to the shares of Common Stock  registered  pursuant to the foregoing Registration Statements.

         (3) Determined  pursuant to Rule 457(h)(1)  based on the price at which the Outstanding Options may be exercised.

         (4)  Estimated  pursuant  to Rule 457(c)  based on an assumed  exercise price of  $2.94,  which is the  average  of the high and low sale  prices of the
Common Stock as reported on the Nasdaq National Market on March 6, 2001.

                                EXPLANATORY NOTE

         On July 17, 1997,  the Company filed a  Registration  Statement on Form
S-8 (File No.  333-31521) for purposes of effecting the  registration  under the
Securities Act of, among other shares, 1,500,000 shares of Common Stock issuable by the Company  pursuant to its 1997  Nonqualified  Stock Option Plan (the "1997
Plan"). On October 28, 1998, the Company filed a Registration  Statement on Form
S-8 (File No.  333-66219) for purposes of effecting the  registration  under the
Securities Act of, among other shares, an additional  1,000,000 shares of Common
Stock  issuable by the Company  pursuant to its 1997 Plan. On July 23, 1999, the
Company  filed a  Registration  Statement on Form S-8 (File No.  333-83645)  for
purposes of effecting the registration  under the Securities Act of, among other shares, an additional 1,000,000 shares of Common Stock,  issuable by the Company pursuant  to  the  1997  Plan.  On  December  20,  1999,  the  Company  filed  a
Registration  Statement  on Form  S-8  (File  No.  333-93141)  for  purposes  of effecting the registration  under the Securities Act of an additional  1,000,000 shares of Common  Stock,  issuable by the Company  pursuant to the 1997 Plan. On
August 4, 2000, the Company filed a Registration Statement on Form S-8 (File No.
333-43034) for purposes of effecting the  registration  under the Securities Act of an  additional  1,000,000  shares of Common  Stock,  issuable  by the Company pursuant to the 1997 Plan.

         On August 11,  2000 the Board of  Directors  adopted  and  approved  an amendment to the 1997 Plan for the purpose of increasing the aggregate number of shares of Common Stock subject to issuance under the 1997 Plan, as amended, from
5,500,000 to 6,000,000.  On October 11, 2000 the Board of Directors  adopted and approved  an  amendment  to the 1997  Plan for the  purpose  of  increasing  the aggregate  number of shares of Common Stock  subject to issuance  under the 1997
Plan, as amended, from 6,000,000 to 6,500,000. On January 16, 2001, the Board of
Directors  adopted and approved an amendment to the 1997 Plan for the purpose of increasing  the aggregate  number of shares  subject to issuance  under the 1997
Plan, as amended, from 6,500,000 to 6,600,785. On February 27, 2001 the Board of
Directors  adopted and approved an amendment to the 1997 Plan for the purpose of increasing  the  aggregate  number of shares of Common Stock subject to issuance under the 1997 Plan, as amended, from 6,600,785 to 7,500,000.  This Registration
Statement on Form S-8 has been prepared and filed  pursuant to and in accordance with the  requirements  of General  Instruction E to Form S-8 for the purpose of effecting the registration under the Securities Act of the additional  2,000,000 shares  of  Common  Stock  issuable  pursuant  to the 1997 Plan by reason of the foregoing amendments.

                                      -3-

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The  following   documents  filed  with  the  Securities  and  Exchange
Commission (the "Commission") are incorporated in this Registration Statement by reference:

         (a) the contents of the Company's  Registration  Statement on Form S-8,
File No. 333-31521, as filed with the Commission on July 17, 1997;

         (b) the contents of the Company's  Registration  Statement on Form S-8,
File No. 333-66219, as filed with the Commission on October 28, 1998;

         (c) the contents of the Company's  Registration  Statement on Form S-8,
File No. 333-83645, as filed with the Commission on July 23, 1999;

         (d) the contents of the Company's  Registration  Statement on Form S-8,
File No. 333-93141, as filed with the Commission on December 20, 1999;

         (e) the contents of the Company's  Registration  Statement on Form S-8,
File No. 333-43034, as filed with the Commission on August 4, 2000;

         (f) the Company's  Annual Report on Form 10-K for the fiscal year ended
December 31, 1999, as filed with the Commission on March 30, 2000;

         (g) the  Company's  Quarterly  Report  on Form  10-Q for the  quarterly period ended March 31, 2000, as filed with the Commission on May 15, 2000;

         (h) the Company's Amendment Number One on Form 10-Q/A for the quarterly period ended March 31, 2000, as filed with the Commission on June 6, 2000;

         (i) the  Company's  Quarterly  Report  on Form  10-Q for the  quarterly period ended June 30, 2000, as filed with the Commission on August 14, 2000; and

         (j) the  Company's  Quarterly  Report  on Form  10-Q for the  quarterly period ended  September 30, 2000,  as filed with the  Commission on November 13,
2000.

         All documents subsequently filed by the Company pursuant to Sections 13
(a), 13 (c), 14 and 15 (d) of the Securities  Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold,  shall be deemed to be incorporated by reference in this Registration  Statement and to be part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

4.1       Amended and Restated  Certificate of  Incorporation.  Incorporated  by
          reference to Exhibit 3.3 to the Registrant's Registration Statement on
          Form S-1 (File No. 333-05241).

4.2       Certificate  of Amendment to the Amended and Restated  Certificate  of
          Incorporation of the Company (regarding change of corporate name).

4.3       Amended and Restated By-laws of the Company. Incorporated by reference to Exhibit 3.5 to the Registrant's  Registration Statement on Form S-1
          (File No. 333-05241).

                                      -4-

5.1       Opinion of Counsel

10.1      1997 Nonqualified Stock Option Plan, as amended

23.1      Consent of Independent Accountants

23.2      Consent of Counsel (included in Exhibit 5.1)

24.1      Power of Attorney (contained on the signature page)

                                   SIGNATURES

         Pursuant  to the  requirements  of the  Securities  Act  of  1933,  the
Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized, in the Town of Burlington,  Massachusetts, on this 8th day of March,
2001.

                                            EXCELON CORPORATION

                                            By:/s/ Robert N. Goldman
                                               ---------------------------------
                                            Robert N. Goldman
                                            Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS that each  individual  whose  signature appears below  constitutes  and appoints  Robert N. Goldman and Lacey P. Brandt, and each of them,  his true and lawful  attorneys-in-fact  and agents  with full power of substitution,  for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments)
to this Registration Statement, and to file the same, with all exhibits thereto, and all  documents in connection  therewith,  with the  Securities  and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority  to do and perform  each and every act and thing which they, or any of them,  may deem  necessary or advisable to be done in connection with this  Registration  Statement,  as fully to all intents and  purposes as he might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents or any of them, or any  substitute or  substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.

                                      -5-

         Pursuant  to the  requirements  of the  Securities  Act of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.

Signature                      Title                               Date
---------                      -----                               ----

/s/ Robert N. Goldman
----------------------         Chairman and                        March 8, 2001
Robert N. Goldman              Chief Executive Officer
                               (Principal Executive
                               Officer) and Director

/s/ Lacey P. Brandt
----------------------         Chief Financial Officer             March 8, 2001
Lacey P. Brandt                and Treasurer (Principal
                               Financial Officer and
                               Principal Accounting
                               Officer)

/s/ Gerald B. Bay
----------------------         Director                            March 8, 2001
Gerald B. Bay

/s/ Kevin J. Burns
----------------------         Director                            March 8, 2001
Kevin J. Burns

/s/ Robert M. Agate
----------------------         Director                            March 8, 2001
Robert M. Agate

                                      -6-

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.      Description
-------    -----------

4.1       Amended and Restated  Certificate of  Incorporation.  Incorporated  by
          reference to Exhibit 3.3 to the Registrant's Registration Statement on
          Form S-1 (File No. 333-05241).Form S-1 (File No. 333-05241)

4.2       Certificate  of Amendment to the Amended and Restated  Certificate  of
          Incorporation of the Company (regarding change of corporate name).

4.3       Amended and Restated By-laws of the Company. Incorporated by reference to Exhibit 3.5 to the Registrant's  Registration Statement on Form S-1
          (File No. 333-05241).Form S-1 (File No. 333-05241)

5.1       Opinion of Counsel

10.1      1997 Nonqualified Stock Option Plan, as amended

23.1      Consent of Independent Accountants

23.2      Consent of Counsel (included in Exhibit 5.1)

24.1      Power of Attorney (contained on the signature page)

                                      -7-